UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2022

EXP WORLD HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38493	98-0681092
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2219 Rimland Drive, Suite 301

Bellingham, WA 98226

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (360) 685-4206

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(g) of the Act:

Common Stock, par value $0.00001 per share	EXPI	NASDAQ
(Title of Each Class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01Other Events.

On August 19, 2022, eXp World Holdings, Inc. issued a press release announcing that eXp Realty® has promoted Michael Valdes to Chief Growth Officer. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 8.01 and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing. Exhibit 99.1 may contain statements intended as “forward-looking statements,” all of which are subject to the cautionary statements set forth therein.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
99.1	Press release dated August 19, 2022
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

eXp World Holdings, Inc.
(Registrant)

Date: August 19, 2022	/s/ James Bramble
James Bramble
General Counsel